Exhibit 10.3

ASSUMPTION AND JOINDER AGREEMENT, dated as of December [___], 2021 (this “Joinder”), is executed in connection with that certain SECOND AMENDMENT AGREEMENT dated as of the date hereof (the “Second Amendment”) among ULTRALIFE CORPORATION, a Delaware corporation (“Ultralife”), SOUTHWEST ELECTRONIC ENERGY CORPORATION, a Texas corporation (“Southwest”), CLB, INC., a Texas corporation (“CLB”, and together with Ultralife and Southwest, collectively, the “Existing Borrowers”, and each individually an “Existing Borrower”), ULTRALIFE EXCELL HOLDING CORP., a Delaware corporation (“UEHC”), ULTRALIFE CANADA HOLDING CORP., a Delaware corporation (“UCHC”), EXCELL BATTERY CORPORATION USA, a Texas corporation (“Excell USA”, and together with UEHC and UCHC, collectively, the “Joining Borrowers”, and each individually, a “Joining Borrower”), each other Person which may be added as a “Borrower” thereto, subsequent to the date hereof (collectively, together with the Existing Borrowers and the Joining Borrowers, the “Borrowers”, and each individually, a “Borrower”), the lending institutions currently a party to the Credit Agreement (as hereinafter defined) (each, a “Lender” and collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION (“KeyBank”, and in its capacity as agent for the Lenders under the Credit Agreement, “Agent”), and is executed by and among (i) the Existing Borrowers, (ii) the Joining Borrowers, (iii) Agent and (iv) Lenders. All capitalized terms used herein and not otherwise defined herein shall have the same meanings assigned to such terms in the Second Amendment.

BACKGROUND

A.         WHEREAS, Existing Borrowers, Lenders and Agent are parties to a certain Credit and Security Agreement dated as of May 31, 2017 (as amended by that certain First Amendment Agreement dated as of May 1, 2019, and as it may from time to time be further amended, restated or otherwise modified or supplemented from time to time, the “Credit Agreement”);

B.         WHEREAS, on the date hereof, Ultralife shall acquire and purchase from Excell Sellers, directly or indirectly, one hundred percent (100%) of all of the issued and outstanding Capital Stock of various Persons, including, without limitation, Excell USA and Excell Canada, pursuant to the Excell Acquisition Agreements;

C.         WHEREAS, Ultralife is forming various Subsidiaries in connection with the Excell Acquisition, including, without limitation, UEHC and UCHC;

D.         WHEREAS, Existing Borrowers, Lenders and Agent have agreed to make certain amendments and modifications to the Credit Agreement, including, without limitation, making certain new loans available in connection therewith in order to enable the Existing Borrowers to complete the Excell Acquisition and the joining of the Joining Borrowers immediately thereafter;

E.         WHEREAS, Existing Borrowers, Lenders and Agent desire to evidence the amendments and modifications described above by entering into the Second Amendment;

F.         WHEREAS, it is a condition to the execution and delivery of the Second Amendment that each of the Joining Borrowers assumes the obligations and undertakings as a Borrower under the Credit Agreement and the other Loan Documents, as applicable; and

G.         WHEREAS, the Joining Borrowers have determined that the execution, delivery and performance of this Joinder directly benefits, and is within the corporate purpose and in the best interest of, the Joining Borrowers.

NOW THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1.    Joinder; Amendment. Upon the effectiveness of this Joinder, each of the Joining Borrowers joins in as, assumes the duties, obligations, indebtedness, liabilities, covenants and undertakings of, adopts the obligations, liabilities and role of and becomes a Borrower under the Credit Agreement and the other Loan Documents. All references to “Borrower” or “Borrowers” contained in the Credit Agreement and the other Loan Documents are hereby deemed for all purposes to also refer to and include each of the Joining Borrowers as a Borrower, as the case may be, and each of the Joining Borrowers hereby agrees to be bound by and to comply with all terms and conditions of the Credit Agreement and the other Loan Documents as if it were an original signatory to the Credit Agreement and the other Loan Documents in such capacities, and the Credit Agreement and the other Loan Documents are hereby deemed amended, as appropriate, to so provide. Without limiting the generality of the provisions of this paragraph, each of the Joining Borrowers hereby agrees that it is, and will be, jointly and severally liable as a Borrower for all Loans and other Secured Debt incurred prior to the date hereof by Existing Borrowers in Existing Borrowers’ capacity a Borrowers under the Credit Agreement and the other Loan Documents.

2.    Security Interest. Without limiting the generality of Section 1 of this Joinder, to secure the prompt payment and performance of the Secured Debt to Agent, each of the Joining Borrowers (in its capacity as a Borrower under the Credit Agreement) hereby pledges and grants to Agent, for its benefit and the benefit of the other Lenders, a continuing security interest in and to and Lien on all of its Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located.

3.    Representations and Warranties of the Joining Borrower. Each of the Joining Borrowers hereby:

(a)    reaffirms and restates as of the date hereof all representations and warranties made by any Borrower under the Credit Agreement and the other Loan Documents;

(b)    reaffirms all of the covenants applicable to any Borrower contained in the Credit Agreement and the other Loan Documents, in each case as amended by this Joinder, and covenants to abide thereby until the satisfaction in full of the Secured Debt and the termination of the commitments of Agent and Lenders to extend credit under the Credit Agreement or any other Loan Document; and

(c)    represents and warrants that (i) it has full power, authority and legal right to enter into this Joinder and to perform all its respective duties, obligations, indebtedness, liabilities, covenants and undertakings hereunder, (ii) this Joinder has been duly executed and delivered by such Joining Borrower, and this Joinder constitutes the legal, valid and binding obligation of such Joining Borrower enforceable in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally and the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to insolvency, reorganization and other laws generally affecting the rights of creditors; (iii) the execution, delivery and performance of this Joinder (1) are within such Joining Borrower’s corporate or company powers, as applicable, have been duly authorized by all necessary corporate or company action, as applicable, are not in contravention of the terms of such Joining Borrower’s Organizational Documents or of any material agreement or undertaking to which such Joining Borrower is a party or by which it is bound, (2) will not conflict with or violate any applicable law, or any applicable judgment, order or decree of any Governmental Authority, (3) will not require the consent, authorization or approval of any Governmental Authority, or any other Person, except those consents, authorizations or approvals the failure of which to obtain would not be reasonably likely to have a Material Adverse Effect, all of which will have been duly obtained, made or compiled prior to the Second Amendment Closing Date and which are in full force and effect and (4) will not conflict with, nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Liens upon any asset of such Joining Borrower under the provisions of any agreement, contract, document, undertaking or other instrument to which such Joining Borrower is a party or by which it or its property is a party or by which it may be bound.

4.    Ultralife’s Pledge Agreement. Pursuant to Ultralife’s Pledge Agreement dated as of dated as of May 31, 2017 (as amended, and as it may from time to time be further amended, restated or otherwise modified or supplemented, the “Ultralife Pledge Agreement”), Ultralife hereby confirms its grant of a security interest in the Capital Stock of UEHC as security for the Debt (as defined in the Ultralife Pledge Agreement), and confirms that such Capital Stock of UEHC shall be considered Pledged Collateral (as defined in the Pledge Agreement) thereunder. As of the date hereof, Ultralife hereby reaffirms the representations and warranties contained in the Ultralife Pledge Agreement.

5.    Conditions Precedent/Effectiveness Conditions. This Joinder shall be effective upon:

(a)    The satisfaction of all of the conditions precedent set forth in the Second Amendment; and

(b)    Execution and delivery of this Joinder by all parties hereto.

6.    Reaffirmation of Credit Agreement and the Other Loan Documents. Except as modified by the terms hereof, all of the terms and conditions of the Credit Agreement and the other Loan Documents are hereby reaffirmed and shall continue in full force and effect as therein written.

7.    Miscellaneous.

(a)    Successors and Assigns. This Joinder shall be binding upon and inure to the benefit of each of the Joining Borrowers, each other Borrower, Agent, each Lender and all future holders of the Secured Debt (or any portion thereof) and their respective successors and assigns, except that the Joining Borrowers may not assign or transfer any of their rights or obligations under this Joinder without the prior written consent of Agent and each Lender.

(b)    Third Party Rights. No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

(c)    Headings. The headings of any paragraph of this Joinder are for convenience only and shall not be used to interpret any provision hereof.

(d)    Governing Law. This Joinder shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(e)    Counterparts. This Joinder may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission (including email transmission of a PDF copy) shall be deemed to be an original signature hereto.

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IN WITNESS WHEREOF, the parties have caused this Joinder to be executed and delivered by their duly authorized officers as of the date first above written.

JOINING BORROWERS:

ULTRALIFE EXCELL HOLDING CORP.

By: /s/ Michael E. Manna

Name: Michael E. Manna

Title: President

ULTRALIFE CANADA HOLDING CORP.

By: /s/ Michael E. Manna

Name: Michael E. Manna

Title: President

EXCELL BATTERY CORPORATION USA

By: /s/ Michael E. Manna

Name: Michael E. Manna

Title: President

[Signature Page to Assumption and Joinder Agreement (Second Amendment) – KeyBank/Ultralife]

EXISTING BORROWERS:

ULTRALIFE CORPORATION

By: /s/ Michael D. Popielec

Name: Michael D. Popielec

Title: President and Chief Executive Officer

SOUTHWEST ELECTRONIC ENERGY

CORPORATION

By: /s/ Michael E. Manna

Name: Michael E. Manna

Title: President

CLB, INC.

By: /s/ Michael E. Manna

Name: Michael E. Manna

Title: President

[Signature Page to Assumption and Joinder Agreement (Second Amendment) – KeyBank/Ultralife]

AGENT AND LENDERS:	KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender By: /s/ Peter F. Leonard Name: Peter F. Leonard Title: Senior Vice President

[Signature Page to Assumption and Joinder Agreement (Second Amendment) – KeyBank/Ultralife]

ASSUMPTION AND JOINDER AGREEMENT (SECOND AMENDMENT) – KEYBANK/ULTRALIFE